(ICON)
Prudential
Special
Money
Market
Fund

Money Market Series

SEMI
ANNUAL
REPORT

Dec. 31, 1995
(LOGO)

Prudential Special Money Market Fund

Performance At A Glance.

For the Prudential Special Money Market Fund -- Money Market Series investor the past six months capped a year of sound performance. We took advantage of rising interest rates early on and anticipated falling rates later. Your Fund offered competitive yields, maintained a high credit quality and a stable $1 net asset value. On December 31, 1995, the Prudential Special Money Market Fund -- Money Market Series 7-day current yield stood at 5.15% compared to 5.15% for the average money market fund tracked by IBC/Donoghue.

Fund Facts                                                    As of 12/31/95

                      7-Day       Net Asset      Weighted          Total Net
                  Current Yld.      Value         Avg. Mat.       Assets(mil.)
Special Money
Market Fund         5.15%           $1.00           54days          $303.5

IBC/Donoghue
Money Fund Avg.
(All Taxable*)      5.15            $1.00           54 days           N/A

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results. An investment in the Fund is neither insured nor guaranteed by the U.S.government and there can be no assurance that the Fund will be able to maintain a stable net asset value.

* This is the average 7-day current yield, NAV and WAM of 771 funds in the International Business Communications/Donoghue all taxable money fund category as of January 2, 1996.

Falling Rates / U.S. Treasury Yield Curve
(CHART)
MATURITY IN YEARS


How Investments Compared.
(As of 12/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Robert N. Felice, Fund Manager
Portfolio
Manager's Report
(PHOTO)

The Prudential Special Money Market Fund -- Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Fund is a diversified portfolio of high quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the U.S. and foreign countries. Maturities can range from one day to a maximum of 13 months.

Strategy Session.

Our investment strategy is, by necessity, dependent upon Federal Reserve policy. Correctly anticipating moves by the central bank is the key to preserving competitive yields for a money fund. This is true whether short-term interest rates rise or fall.

The Federal Reserve seeks to indirectly influence the economy by managing the federal funds rate (the rate banks charge each other for overnight loans). The goal is to promote sustainable economic growth without triggering higher levels of inflation.

When 1995 began, short-term interest rates were still rising. By the end of February, the federal funds rate had risen 300 basis points to 6% from 3% only a year earlier (a basis point is 1/100 of a percentage point). It would be the last time short-term rates would be that high for the remainder of the year.

During this period of rising rates our strategy was straightforward: shorten the portfolio's maturity in anticipation of each Federal Reserve announcement and then lengthen maturity immediately afterwards to lock in the new, higher yields.

Eighteen months of higher rates were specifically engineered to quell inflation -- and that's exactly what they did. By the second quarter of 1995, the annualized inflation rate was still about 3%, but the underlying inflationary pressures were easing. Clearly, inflation had nowhere to go but down. Unfortunately, the same could be said for the economy.

As the second quarter ended, Gross Domestic Product (GDP), the total value of goods produced by the country, had fallen sharply to 1.3%. There was serious concern that the economy was slipping toward recession.

At its July 6 meeting, the Federal Reserve reversed course and began lowering the federal funds rate by 25 basis points to 5.75%. The economy accelerated and GDP increased to about 3.5% by the end of the third quarter.

Despite the stimulus, economic growth began to decelerate again in the fourth quarter. This outlook, plus favorable inflation news, led the Federal Reserve to lower short-term rates again in mid-December to 5.50% or 25 basis points lower than last summer.

A Word
About Quality.

As of December 31, 1995, all of the portfolio's investments were rated at least "Aa" or "Prime 2" by Moody's Investors Service; "AA" or "A-2" by Standard & Poor's Ratings Group; "AA" or "Duff 2" by Duff & Phelps Credit Rating Co., or deemed to be of comparable quality by our research staff. Investments deemed to be of equivalent quality that were not rated were subject to Board ratification. Although there is never a guarantee that the share price of Prudential Special Money Market Fund will remain at $1, we emphasize a conservative, quality-oriented investment approach.

What Went Well.

Preserving Yield.
As rates began to decline in the second half of the year, our goal was to preserve a competitive yield for you. We did so by correctly anticipating the central bank's first move to lower rates in July and extending maturity before rates were cut. Over the past six months, your Fund's maturity was generally positioned longer than the average money fund tracked by IBC/Donoghue.

Increasing our holdings in longer term, fixed-rate securities also allowed us to hold on to higher yields longer.

Looking For Attractive Investments.

High quality, variable rate securities, which currently reset off of daily, one-month or other periodic interest rates, are different from other money market investments because their coupons (or yield) change frequently. These securities are linked to various independent, short-term interest rate indices such as the federal funds rate, London Interbank Offered Rate (LIBOR) or Treasury bills. Given the right conditions, variable rate securities can play an important role in preserving or enhancing yield.

Conditions were not right last summer. Prior to -- and then after -- the July interest rate cut, market indices moved steadily lower. At that time it made sense to pare our variable rate holdings and we did.

Conditions were better late in the year. As we've stated, the interest rate of variable rate securities periodically reset to various market indices. These indices generally move in tandem, but in varying degrees. As the year drew to a close, LIBOR-based variable rate securities generally had higher yields than variable rate securities tied to the other market indices, such as the federal funds rate or Treasury bills. Your Fund benefited from this development since the majority of our variable rate holdings were concentrated in LIBOR-based instruments (15.96% as of December 31, 1995).

And Not So Well.
Bond markets tend to anticipate Federal Reserve policy rather than react to it. As a result, longer term money market rates have already priced in expectations for lower interest rates. This has caused an "inverted yield curve" in the short-term bond markets, which meant that three-month rates were higher than one-year rates.

Although we correctly anticipated the lowering of short-term interest rates by the Federal Reserve, we did not expect the yield curve to invert to the extent that it did. Looking back, we could have, but did not, maintain a large enough position in longer term, fixed-rate securities which may have produced a higher return as the yield curve inverted.

Looking Ahead.

As December drew to a close, we liked the yield opportunities offered by some variable rate securities and we will likely be purchasing them in 1996. Why?

- As long as the yield curve remains inverted, money market investors will not have to extend maturity to get higher yields.

- As 1995 ended the economy appeared locked in low gear. We believed that at 5.5%, the federal funds rate was still too high to encourage an expanding economy and the specter of a near recession could not be ignored. In fact, on January 31, 1996, the Federal Reserve once again lowered the federal funds rate 25 basis points to 5.25%. We believe that the Federal Reserve will take a go slow approach in lowering short-term rates further. A gradual reduction in short-term rates rewards patience and should allow us to extend the average maturity of the Fund only when longer term securities represent better relative value.
------------------------------------------------------------------------------
                                                                             1

President's Letter
(PHOTO)
                                                            February 5, 1996

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.

From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

------------------------------------------------------------------------------
2

PRUDENTIAL SPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Portfolio of Investments as of December 31, 1995 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)           Description                 Value (Note 1)
   ------------------------------------------------------------
Bank Notes--3.3%
    $1,000   Bank of America, Illinois
                5.79% 1/16/96                       $    999,996
     1,000   Bank One Indianapolis, N.A.
                7.18%, 2/5/96                          1,000,375
     5,000   First Union National Bank of
             North Carolina
                5.80%, 1/31/96                         5,000,000
     3,000   NationsBank Texas
                7.30%, 1/26/96                         3,000,854
                                                    ------------
                                                      10,001,225
------------------------------------------------------------
Certificates of Deposit - Eurodollar--3.9%
     3,000   Banque Nationale de Paris
                5.77%, 1/22/96                         2,999,914
     9,000   Bayerische Hypo Und Wechsel Bank
             5.83%, 1/16/96                            9,000,074
                                                    ------------
                                                      11,999,988
------------------------------------------------------------
Certificates of Deposit - Yankee--13.2%
     3,000   Bayerische Hypo Und Wechsel Bank
             5.80%, 1/16/96                            2,999,992
     2,000   Commerzbank
                7.10%, 2/2/96                          2,000,757
             National Westminster Bank, PLC
     8,000   5.81%, 1/12/96                            8,000,000
     2,000   5.80%, 1/31/96                            2,000,000
             Societe Generale
     4,000   7.65%, 1/8/96                             4,000,734
    10,000   5.80%, 2/1/96                            10,000,000
    11,000   Swiss Bank Corp.
                5.75%, 3/20/96                        11,000,000
                                                    ------------
                                                      40,001,483
------------------------------------------------------------
Commercial Paper - Domestic--38.4%
     8,000   A. H. Robins Co., Inc.
                5.80%, 1/19/96                         7,976,801
     5,000   American Express Credit Corp.
                5.67%, 2/13/96                         4,966,137
      $900   Aristar, Inc.
                5.82%, 1/31/96                      $    895,635
     3,000   Associates Corp. of North America
                5.71%, 2/2/96                          2,984,773
             Caterpillar Financial Services, N.V.
     1,000   5.66%, 2/21/96                              991,982
     1,000   5.67%, 2/27/96                              991,023
     2,000   Chase Manhattan Corp.
                5.67%, 2/12/96                         1,986,770
     3,000   CIT Group Holdings, Inc.
                5.67%, 2/5/96                          2,983,462
             Corporate Receivables Corp.
     1,000   5.75%, 1/16/96                              997,604
     2,000   5.67%, 2/27/96                            1,982,045
     5,000   Countrywide Funding Corp.
                5.87%, 1/22/96                         4,982,879
     1,000   Dean Witter, Discover & Co.
                5.70%, 2/14/96                           993,033
     1,155   Falcon Asset Securitization Corp.
                5.75%, 1/19/96                         1,151,679
             Finova Capital Corp.
     1,000   5.97%, 1/5/96                               999,337
     6,360   5.97%, 1/8/96                             6,352,617
     1,000   6.00%, 1/12/96                              998,167
     2,000   Fleet Mortgage Group, Inc.
                5.80%, 1/16/96                         1,995,167
     8,000   Ford Motor Credit Corp.
                5.67%, 2/13/96                         7,945,820
             General Electric Capital Corp.
     5,000   5.66%, 2/8/96                             4,970,128
     2,000   5.58%, 4/8/96                             1,969,620
     3,000   5.58%, 4/9/96                             2,953,965
     5,000   General Motors Acceptance Corp.
                5.75%, 2/20/96                         4,960,069
             GTE Corp.
     1,000   5.87%, 1/19/96                              997,065
     4,000   5.95%, 1/23/96                            3,985,456
     1,000   Heller Financial Inc.
                5.90%, 1/11/96                           998,361
     3,000   ITT Industries, Inc.
                5.94%, 1/30/96                         2,985,645

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

PRUDENTIAL SPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Portfolio of Investments as of December 31, 1995 (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)           Description                 Value (Note 1)
   ------------------------------------------------------------
Commercial Paper - Domestic (cont'd.)
    $6,530   Lehman Brothers Hldgs., Inc.
                6.10%, 1/2/96                       $  6,528,894
             Merrill Lynch & Co., Inc.
     2,000   5.72%, 1/31/96                            1,990,467
     7,000   5.64%, 2/29/96                            6,935,297
     1,000   Morgan Stanley Group, Inc.
                5.75%, 1/25/96                           996,167
             Nynex Corp.
     1,000   5.82%, 1/10/96                              998,545
     1,000   5.82%, 1/16/96                              997,575
     1,000   5.80%, 1/19/96                              997,100
     3,175   PHH Corp.
                5.87%, 1/19/96                         3,165,681
     1,000   PNC Funding Corp.
                5.71%, 3/1/96                            990,483
     3,000   Preferred Receivables Funding Corp.
                5.68%, 2/7/96                          2,982,487
             Riverwoods Funding Corp.
     1,000   5.71%, 2/7/96                               994,131
     1,000   5.68%, 2/16/96                              992,742
             Sears Roebuck Acceptance Corp.
     4,000   5.72%, 2/12/96                            3,973,307
     2,000   5.72%, 2/26/96                            1,982,204
     2,000   Smith Barney, Inc.
                5.74%, 1/30/96                         1,990,752
             Special Purpose Accts. Receivable
                Cooperative Corp.
     1,000   5.75%, 1/24/96                              996,326
     1,000   5.78%, 1/24/96                              996,307
     1,000   USL Capital Corp.
                5.75%, 1/19/96                           997,125
     1,000   Whirlpool Financial Corp.
                5.80%, 1/30/96                           995,328
                                                    ------------
                                                     116,496,158
------------------------------------------------------------
Commercial Paper - Foreign--5.6%
    17,000   Bank of Montreal
                5.72%, 1/29/96                        16,924,369
Commercial Paper - Yankee--4.6%
             American Honda Finance Corp.
    $1,000   5.85%, 1/12/96                         $    998,212
     1,000   5.80%, 1/30/96                              995,328
     1,000   5.845%, 1/30/96                             995,292
             Bradford & Bingley Building Society
     1,000   5.74%, 1/17/96                              997,449
     1,000   5.73%, 1/23/96                              996,498
     4,000   5.68%, 2/6/96                             3,977,280
     4,000   Hanson Finance, PLC
                5.70%, 2/8/96                          3,975,933
     1,100   Mitsubishi International Corp.
                5.95%, 1/16/96                         1,097,273
                                                    ------------
                                                      14,033,265
------------------------------------------------------------
Corporate Bonds--1.8%
     1,000   American General Finance Corp.
                8.875%, 3/15/96                        1,004,160
     1,000   BP of America, Inc.
                10.15%, 3/15/96                        1,006,564
     1,000   Ford Motor Credit Corp.
                8.875%, 3/15/96                        1,003,799
     1,400   General Motors Acceptance Corp.
                8.25%, 8/1/96                          1,417,433
     1,000   TransAmerica Finance Corp.
                5.85%, 7/15/96                           999,545
                                                    ------------
                                                       5,431,501
------------------------------------------------------------
Government Coupon Issue--4.8%
     2,500   Federal Home Loan Bank Corp.
                6.05%, 6/13/96                         2,500,658
     3,000   Federal Home Loan Mortgage Corp.
                5.645%, 8/15/96                        2,995,274
             Federal National Mortgage Assoc.
     3,000   5.71%, 6/10/96                            2,996,194
     6,000   5.8125%, 10/4/96                          5,994,324
                                                    ------------
                                                      14,486,450

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

PRUDENTIALSPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Portfolio of Investments as of December 31, 1995 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
Medium-Term Notes--1.7%
    $4,200   General Motors Acceptance Corp.
             8.95%, 2/5/96                          $  4,211,074
     1,000   Merrill Lynch & Co., Inc.
                9.00%, 3/22/96                         1,006,894
                                                    ------------
                                                       5,217,968
------------------------------------------------------------
Medium-Term Notes - Yankee--1.3%
     2,000   Bayerische Hypo Und Wechsel Bank
                6.376%, 4/24/96                        1,999,551
     2,000   Westdeutsche Landesbank Girozentrale
                6.85%, 3/1/96                          2,000,509
                                                    ------------
                                                       4,000,060
------------------------------------------------------------
Variable Rate Obligations(b)--21.8%
     1,000   American Express Centurion Bank
                5.9375%, 1/16/96                         999,975
     7,000   General Motors Acceptance Corp.
                5.70%, 1/22/96                         6,997,189
     7,000   Federal National Mortgage Assoc.
                5.755%, 1/2/96                         7,000,000
    17,000   Goldman, Sachs Group L.P.
                5.8125%, 5/24/96                      17,000,000
     4,000   Lehman Brothers Holdings, Inc.
                6.1422%, 1/2/96                        4,000,000
     5,000   Merrill Lynch & Co., Inc.
                5.9375%, 1/10/96                       4,998,877
     3,200   Money Market Auto Loan Trust
                6.085%, 1/16/96                        3,200,037
             Morgan Stanley Group, Inc.
     1,000   6.0625%, 1/16/96                          1,000,000
    10,000   6.0703%, 2/15/96                         10,000,000
    11,000   SMM Trust
                5.9375%, 1/16/96                      10,998,948
                                                    ------------
                                                      66,195,026
------------------------------------------------------------
Total Investments--100.4%
             (amortized cost $304,787,493(a))        304,787,493
             Liabilities in excess of
                other assets--(0.4%)                  (1,290,950)
                                                    ------------
             Net Assets--100%                       $303,496,543
                                                    ------------
                                                    ------------

(a) The federal income tax basis of portfolio securities is the same as for financial reporting purposes.
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 1995 was as follows:

Banks                                                   30.0%
Security Brokers & Dealers                              18.9
Business Credit Institutions                            11.9
Personal Credit Institutions                            11.4
Asset Backed Securities                                  8.3
Federal Credit Agencies                                  7.1
Pharmaceuticals                                          2.6
Telecommunications                                       2.6
Bank Holding Companies                                   2.3
Tobacco                                                  1.3
Equipment Rental & Leasing                               1.0
Financial Services                                       1.0
Bank Holding Companies                                   0.7
Commodity Trade                                          0.4
Computer Rental                                          0.3
Household Appliances                                     0.3
Petroleum Refining                                       0.3
                                                       -----
                                                       100.4
Liabilities in excess of other assets                   (0.4)
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

PRUDENTIAL SPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------

Assets
                               December 31, 1995

                               -----------------
Investments, at amortized cost which approximates market
value..........................................        $ 304,787,493
Cash.........................................................................
 ...........................                5,965
Interest
receivable...................................................................
 ..................            2,249,735
Receivable for Series shares
sold.......................................................................
          843,462
Deferred expenses and other
assets......................................................................
             4,593

                               -----------------
   Total
assets.......................................................................
 ..................          307,891,248

                               -----------------
Liabilities
Payable for Series shares
reacquired....................................................................
          4,111,909
Management fee
payable......................................................................
 ............              134,915
Dividends
payable......................................................................
 .................              128,631
Accrued
expenses.....................................................................
 ...................               19,250

                               -----------------
   Total
liabilities..................................................................
 ..................            4,394,705

                               -----------------
Net
Assets.......................................................................
 .......................        $ 303,496,543

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, $0.001 par value per
share.............................................................        $
 303,497
   Paid-in capital in excess of
par.....................................................................
   300,193,046

                               -----------------
   Net assets, December 31,
1995........................................................................
     $ 303,496,543

                               -----------------

                               -----------------
Net asset value, offering price and redemption price per share
   ($303,496,543 / 303,496,543 shares of common stock issued and outstanding;
two billion shares

authorized)..................................................................
 ........................                  $1.00

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

PRUDENTIAL SPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                          December 31, 1995
                                               -----------------
Income
   Interest and discount earned.............      $10,454,155
                                               -----------------
Expenses
   Management fee...........................          870,220
   Transfer agent's fees and expenses.......          201,000
   Custodian's fees and expenses............           77,000
   Reports to shareholders..................           30,000
   Registration fees........................           21,000
   Audit fee................................           20,000
   Legal fees...............................           10,000
   Directors' fees..........................            8,000
   Insurance expense........................            5,000
   Miscellaneous............................            7,426
                                               -----------------
      Total expenses........................        1,249,646
                                               -----------------
Net investment income.......................        9,204,509
Realized Gain on Investments
Net realized gain on investment
   transactions.............................            3,720
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $ 9,208,229
                                               -----------------
                                               -----------------


PRUDENTIAL SPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Six Months
Increase (Decrease)                  Ended            Year Ended
 in Net Assets                  December 31, 1995     June 30, 1995
                               -----------------    ---------------
Operations
   Net investment income.....    $   9,204,509      $    20,542,229
   Net realized gain on
      investment
      transactions...........            3,720               27,039
                               -----------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        9,208,229           20,569,268
                               -----------------    ---------------
Dividends and distributions
   to shareholders...........       (9,208,229)         (20,569,268)
                               -----------------    ---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............      811,152,410        1,721,699,172
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        7,613,816           16,901,677
   Cost of shares
      reacquired.............     (874,467,099)      (1,852,460,009)
                               -----------------    ---------------
   Net decrease in net assets
      from Series share
      transactions...........      (55,700,873)        (113,859,160)
                               -----------------    ---------------
Total decrease...............      (55,700,873)        (113,859,160)
Net Assets
Beginning of period..........      359,197,416          473,056,576
                               -----------------    ---------------
End of period................    $ 303,496,543      $   359,197,416
                               -----------------    ---------------
                               -----------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

PRUDENTIAL SPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------
Prudential-Bache Special Money Market Fund, Inc., doing business as Prudential Special Money Market Fund (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the ``Series''). Investment operations commenced January 22, 1990.

The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income and short-term capital gains.

Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc.
(PMF). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD'') through January 1, 1996, wherein PMFD served the Fund without compensation. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund's shares and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
PMFD is a wholly-owned subsidiary of PMF; PMF, PIC and PSI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the six months ended December 31, 1995, the Series incurred fees of approximately $142,000 for the services of
PMFS. As of December 31, 1995, approximately $23,000 of such fees were owed to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
8

PRUDENTIAL SPECIAL MONEY MARKET FUND
MONEY MARKET SERIES
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended
                Year Ended June 30,
                                                                December 31,
  -----------------------------------------------
                                                                    1995
    1995         1994         1993         1992
                                                                ------------
  --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................     $   1.00
  $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains.................        0.026
     0.049        0.030        0.027        0.044
Dividends and distributions..................................       (0.026)
    (0.049)      (0.030)      (0.027)      (0.044)
                                                                ------------
  --------     --------     --------     --------
Net asset value, end of period...............................     $   1.00
  $   1.00     $   1.00     $   1.00     $   1.00
                                                                ------------
  --------     --------     --------     --------
                                                                ------------
  --------     --------     --------     --------
TOTAL RETURN(a):.............................................         2.68%
      5.05%        3.09%        2.77%        4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $303,497
  $359,197     $473,057     $176,258     $183,093
Average net assets (000).....................................     $346,196
  $416,899     $271,869     $213,948     $249,223
Ratios to average net assets:
  Expenses...................................................         0.72%(c)
     0.70%        0.72%        0.81%        0.83%
  Net investment income......................................         5.27%(c)
     4.93%        2.96%        2.73%        4.36%

                                                                 1991
                                                               --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................  $   1.00
Net investment income and net realized gains.................     0.071(b)
Dividends and distributions..................................    (0.071)
                                                               --------
Net asset value, end of period...............................  $   1.00
                                                               --------
                                                               --------
TOTAL RETURN(a):.............................................      7.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................  $284,849
Average net assets (000).....................................  $328,899
Ratios to average net assets:
  Expenses...................................................      0.61%(b)
  Net investment income......................................      6.98%(b)

---------------
 (a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
 (b) Net of expense subsidy and/or management fee waiver.
 (c) Annualized

-------------------------------------------------------------------------------

Getting The Most
From Your Prudential
Mutual Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting The Most
From Your Prudential
Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most
From Your Prudential
Mutual Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Richard A. Redeker
Stanley E. Shirk
Stephen Stoneburn
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The accompanying financial statements as of December 31, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852

74430J103
              MF141E2
              Cat# 4442337

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